Exhibit 10.2
                                  ------------

                       AMERICAN FIRE RETARDANT CORPORATION
                                 110 Brush Road
                               Broussard, LA 70518
                                  318/837-1198
                                  FAX 837-1699

June 24, 1997

Norman 0. Houser
1746 Redwood Court
Munster, Indiana 46321

As per our conversation this date, American Fire Retardant Corporation hereby agrees to pay Norman 0. Houser the sum of $0.75 per gallon in royalties on the sale of our Fybefix 200OV. Said royalty is being paid in recognition of services. Said royalties to be paid at the beginning of the month, immediately following American Fire Retardant Corporation's receipt of payment of the invoice.

Sincerely

/S/ Edward Friloux
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Edward Friloux
Senior Vice President


Attested by /s/ Stephen F. Owens             Dated: June 24, 1997
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            Stephen Owens
            President

Agreed upon by /s/ Norman O. Houser          Dated June 24, 1997
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            Norman O. Houser